   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON ___________, 1997
                                                      REGISTRATION NO. 333-____

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                        GULF SOUTH MEDICAL SUPPLY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


              DELAWARE                                      64-0831411
  (State or Other Jurisdiction of                        (I.R.S. Employer
  Incorporation or Organization)                        Identification No.)


                              ONE WOODGREEN PLACE
                           MADISON, MISSISSIPPI 39110
              (Address of Principal Executive Offices) (Zip Code)

                             ---------------------

                        GULF SOUTH MEDICAL SUPPLY, INC.
                                1997 STOCK PLAN
                            (Full Title of the Plan)

                             ---------------------

                                THOMAS G. HIXON
                        GULF SOUTH MEDICAL SUPPLY, INC.
                              ONE WOODGREEN PLACE
                           MADISON, MISSISSIPPI 39110
                    (Name and Address of Agent For Service)

                                  601-856-5900
         (Telephone Number, Including Area Code, of Agent For Service)

                             ---------------------

                                    Copy to:

                          WILLIAM B. ASHER, JR., ESQ.
                        TESTA, HURWITZ & THIBEAULT, LLP
                               HIGH STREET TOWER
                                125 HIGH STREET
                          BOSTON, MASSACHUSETTS 02110


===============================================================================

===============================================================================

                        CALCULATION OF REGISTRATION FEE

===============================================================================



                                             PROPOSED MAXIMUM      PROPOSED MAXIMUM
TITLE OF SECURITIES     AMOUNT TO BE        OFFERING PRICE PER    AGGREGATE OFFERING       AMOUNT OF
 TO BE REGISTERED       REGISTERED                SHARE                 PRICE           REGISTRATION FEE
-------------------   ---------------       ------------------    ------------------    ----------------
Common Stock, $.01     245,000 shares           $20.49(1)            $ 5,020,050            $1,522
par value              605,000 shares           $19.25(2)            $11,646,250            $3,530


                Total  850,000
                       =======

===============================================================================

     (1) All shares are issuable upon the exercise of outstanding options with fixed exercise prices. Pursuant to Regulation C, Rule 457(h)(1) under the Securities Act of 1933, the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised.

     (2) None of such shares are subject to outstanding options. The exercise price of such options shall be determined at the time of grant. Accordingly, pursuant to Rule 457(c) and (h)(1), the price of $19.25 per share, which is the average of the high and low prices reported on the Nasdaq National Market on July 2, 1997, is set forth solely for purposes of calculating the filing fee.

f




                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION.

         The documents containing the information specified in this Item 1 will be sent or given to employees, directors or others as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission") and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         The documents containing the information specified in this Item 2 will be sent or given to employees as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Commission and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by the Registrant with the Commission pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), are incorporated in this Registration Statement by reference as of their respective dates:

      (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 filed pursuant to the Exchange Act which contains audited financial statements for the fiscal year ended December 31, 1996.

      (b) The Registrant's Current Report on Form 8-K dated December 26, 1996, filed on January 9, 1997.

      (c) Amendment No. 1 to the Registrant's Current Report on Form 8-K dated December 26, 1996, filed on March 11, 1997.

      (d) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1997 filed with the Commission on May 14, 1997.

      (e) The section entitled "Description of Registrant's Securities to be Registered" contained in the Registrant's Registration Statement on Form 8-A filed pursuant to Section 12(g) of the Exchange Act and declared effective March 24, 1994, including any amendment or reports filed for the purpose of updating such description.

         All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part thereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTEREST OF NAMED EXPERTS AND COUNSEL.

         Not applicable

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Delaware General Corporation Law and the Registrant's Charter and by-laws provide for indemnification of the Registrant's directors and officers or liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Registrant, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful. Reference is made to the Registrant's charter and by-laws filed as exhibits 3.1 and 3.2 to the Registrant's Registration Statement No. 33-75170 on Form S-1, as amended, respectively.

         The Registrant maintains directors and officers liability insurance for the benefit of its directors and certain of its officers.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.


Exhibit No.  Description of Exhibit
-----------  ----------------------

 4.1 Amended and Restated Certificate of Incorporation of the Registrant (Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, No. 33-75170.).

 4.2 Amended and Restated By-Laws of the Registrant (Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, No. 33-75170.).

 4.3 Specimen Stock Certificate representing the Common Stock of the Registrant (Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, No. 33-75170.).

 4.4 1997 Stock Plan (Incorporated by reference to Exhibit 10.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.).

 4.5 Form of the Registrant's Incentive Stock Option Agreement under the 1997 Stock Plan (Incorporated by reference to Exhibit 10.10 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.).

 4.6 Form of the Registrant's Non-Qualified Stock Option Agreement under the 1997 Stock Plan (Incorporated by reference to Exhibit
             10.11 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.).

 5.1         Opinion of Testa, Hurwitz & Thibeault, LLP

23.1         Consent of Ernst & Young LLP

23.2         Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit
             5.1)

24.1         Power of Attorney (found on Page 8 of this Registration Statement)

ITEM 9.  UNDERTAKINGS.

      (a) The undersigned Registrant hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

            (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
      Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Madison, state of Mississippi, on this 8th day of June, 1997.

                                    GULF SOUTH MEDICAL SUPPLY, INC.


                                    By:  /s/ THOMAS G. HIXON
                                        ---------------------------------------
                                         Thomas G. Hixon
                                         President and Chief Executive Officer


                        POWER OF ATTORNEY AND SIGNATURES

     EACH PERSON WHOSE SIGNATURE appears below this Registration Statement hereby constitutes and appoints Thomas G. Hixon and Guy W. Edwards and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to sign all amendments (including post-effective amendments) to this Registration Statement on Form S-8 of Gulf South Medical Supply, Inc., and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


      Signature             Title(s)                            Date
      ---------             --------                            ----

 /s/ THOMAS G. HIXON        President, Chief Executive Officer  June 8, 1997
 -------------------------  and Chairman of the Board
 Thomas G. Hixon            (principal executive officer)



 /s/ JOHN L. VAUGHAN, JR.   Vice President Finance and          June 8, 1997
 -------------------------  Controller
 John L. Vaughan, Jr.       (principal financial and
                            accounting officer)


                            Director                                  , 1997
 -------------------------                                      ------
 Guy W. Edwards


 /s/ DAVID L. BOGETZ        Director                            June 8, 1997
 -------------------------
 David L. Bogetz


 /s/ MELVIN L. HECKTMAN     Director                            June 8, 1997
 -------------------------
 Melvin L. Hecktman


 /s/ WILLIAM W. MCINNES     Director                            June 8, 1997
 -------------------------
 William W. McInnes

                                 EXHIBIT INDEX



Exhibit No.  Description of Exhibit
-----------  ----------------------

4.1 Amended and Restated Certificate of Incorporation of the Registrant (Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, No. 33-75170.).

4.2 Amended and Restated By-Laws of the Registrant (Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, No. 33-75170.).

4.3 Specimen Stock Certificate representing the Common Stock of the Registrant (Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, No. 33-75170.).

4.4 1997 Stock Plan (Incorporated by reference to Exhibit 10.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.).

4.5 Form of the Registrant's Incentive Stock Option Agreement under the 1997 Stock Plan (Incorporated by reference to Exhibit 10.10 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.).

4.6 Form of the Registrant's Non-Qualified Stock Option Agreement under the 1997 Stock Plan (Incorporated by reference to Exhibit
             10.11 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.).

5.1          Opinion of Testa, Hurwitz & Thibeault, LLP

23.1         Consent of Ernst & Young LLP

23.2         Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit
             5.1)

24.1         Power of Attorney (found on Page 8 of this Registration Statement)